EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report for the year ended December 31, 1997 incorporated by reference in this Form 10-KSB, into the Company's previously filed Registration Statements File No. 33-96624, File No. 333-31287, File No. 333-48597 and File No. 333-52927.




                                                      /s/ Arthur Andersen LLP
                                                      ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 24, 1999